Deferred Day 1 Profit or Loss	6 Months Ended
Jun. 30, 2018
Disclosure Of Day One Profit Or Loss [Abstract]
Disclosure of day one profit or loss

27.	DEFERRED DAY 1 PROFITS OR LOSSES

Changes in deferred day 1 profits or losses are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2018	2017
Beginning balance	7,416	13,422
New transactions	20,820	500
Amounts recognized in losses	(3,000)	(3,613)

Ending balance	25,236	10,309

In case some variables to measure fair values of financial instruments are not observable or available in the market, valuation techniques are utilized to evaluate such financial instruments. Those financial instruments are recorded at the fair value produced by the valuation techniques as at the time of acquisition, even though there are difference noted between the transaction price and the fair value. The table above presents the difference yet to be realized as profit or losses.